Virtus Strategy Trust

Supplement dated October 26, 2026, to the Statement of Additional Information

(“SAI”) dated January 28, 2026

IMPORTANT NOTICE TO INVESTORS

To correct a scrivener’s error, the first two sentences of the second paragraph in the “Purchases, Redemption and Pricing of Shares” section on page 88 of the SAI are hereby replaced with the following, as a separate paragraph:

The minimum initial investment for Institutional Class Shares is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. There is no minimum additional investment requirement applicable to Institutional Class Shares. Institutional Class Shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. For purchases of Institutional Class Shares by Trustees of the Virtus Mutual Funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to c/o Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

Investors should retain this supplement with the SAI for future reference.

VST 8060B/Institutional Purchases Correction (10/2026)